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Exhibit 99.2

Supplemental Financial Information
For the three months ended March 31, 2014

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate Overview	1-3
Overview	1
Capital Information and Market Capitalization	2
Changes in Total Common and Equivalent Shares/Units	3
Financial Data	4-9
Unaudited Pro Rata Statement of Operations	5
Notes to Unaudited Pro Rata Statement of Operations	6
Unaudited Pro Rata Balance Sheet	7
Supplemental FFO Information	8
Capital Expenditures	9
Operational Data	10-25
Sales Per Square Foot	10
Sales Per Square Foot by Property Ranking	11-15
Occupancy	16
Average Base Rent Per Square Foot	17
Cost of Occupancy	18
Percentage of Net Operating Income by State	19
Property Listing	20-23
Joint Venture List	24-25
Debt Tables	26-28
Debt Summary	26
Outstanding Debt by Maturity Date	27-28
Development Pipeline Forecast	29-30
Top Ten Tenants	31
Corporate Information	32

        This Supplemental Financial Information should be read in connection with the Company's first quarter 2014 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date April 29, 2014) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Financial Information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community/power shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of March 31, 2014, the Operating Partnership owned or had an ownership interest in 52 regional shopping centers and nine community/power shopping centers aggregating approximately 55 million square feet of gross leasable area ("GLA"). These 61 centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information constituting forward-looking statements and includes expectations regarding the Company's future operational results as well as development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, interest rate fluctuations, availability, terms and cost of financing, operating expenses, and competition; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up; the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations; and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities or other acts of violence which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2013, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	3/31/2014	12/31/2013	12/31/2012
	dollars in thousands, except per share data
Closing common stock price per share	$62.33	$58.89	$58.30
52 week high	$72.19	$72.19	$62.83
52 week low	$55.13	$55.13	$49.67
Shares outstanding at end of period
Class A non-participating convertible preferred units	184,304	184,304	184,304
Common shares and partnership units	150,998,837	150,673,110	147,601,848

Total common and equivalent shares/units outstanding	151,183,141	150,857,414	147,786,152

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$6,055,261	$6,037,219	$6,620,507
Equity market capitalization	9,423,245	8,883,993	8,615,933

Total market capitalization	$15,478,506	$14,921,212	$15,236,440

Leverage ratio(a)	39.1%	40.5%	43.5%

(a)
Debt as a percentage of total market capitalization.

Portfolio Capitalization at March 31, 2014

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2013	9,939,427	140,733,683	184,304	150,857,414

Conversion of partnership units to cash	(3,445)	—	—	(3,445)
Conversion of partnership units to common shares	(63,000)	63,000	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	246,471	82,701	—	329,172

Balance as of March 31, 2014	10,119,453	140,879,384	184,304	151,183,141

        On the following pages, the Company presents its unaudited pro rata statement of operations and unaudited pro rata balance sheet reflecting the Company's proportionate ownership of each asset in its portfolio. The Company also reconciles net income attributable to the Company to funds from operations ("FFO") and FFO-diluted for the three months ended March 31, 2014.

 THE MACERICH COMPANY

UNAUDITED PRO RATA STATEMENT OF OPERATIONS

(Dollars in thousands)

	For the Three Months Ended March 31, 2014
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
Revenues:
Minimum rents	$151,633	$(9,915)	$141,718	$48,467	$190,185
Percentage rents	2,853	(195)	2,658	990	3,648
Tenant recoveries	91,475	(6,205)	85,270	24,205	109,475
Management Companies' revenues	8,121	—	8,121	—	8,121
Other income	10,430	(612)	9,818	4,718	14,536

Total revenues	264,512	(16,927)	247,585	78,380	325,965

Expenses:
Shopping center and operating expenses	90,376	(6,356)	84,020	27,060	111,080
Management Companies' operating expenses	22,772	—	22,772	—	22,772
REIT general and administrative expenses	6,877	—	6,877	—	6,877
Depreciation and amortization	88,657	(5,460)	83,197	20,375	103,572
Interest expense	46,338	(2,731)	43,607	17,114	60,721
Loss on extinguishment of debt, net	358	—	358	—	358

Total expenses	255,378	(14,547)	240,831	64,549	305,380
Equity in income of unconsolidated joint ventures	13,769	—	13,769	(13,769)	—
Co-venture expense	(1,820)	1,820	—	—	—
Income tax benefit	172	—	172	—	172
Loss on remeasurement, sale or write down of assets, net	(1,611)	—	(1,611)	(62)	(1,673)

Net income	19,644	(560)	19,084	—	19,084
Less net income attributable to noncontrolling interests	1,825	(560)	1,265	—	1,265

Net income attributable to the Company	$17,819	$—	$17,819	$—	$17,819

Reconciliation of net income attributable to the Company to FFO(3):
Net income attributable to the Company			$17,819	$—	$17,819
Equity in income of unconsolidated joint ventures			(13,769)	13,769	—
Adjustments to reconcile net income to FFO—basic and diluted:
Noncontrolling interests in the Operating Partnership			1,265	—	1,265
Loss on remeasurement, sale or write down of assets, net			1,611	62	1,673
Loss on sale of undepreciated assets, net			—	(2)	(2)
Depreciation and amortization of all property			83,197	20,375	103,572
Depreciation on personal property			(2,556)	(211)	(2,767)

Total FFO—Basic and diluted			$87,567	$33,993	$121,560

 The Macerich Company

Notes to Unaudited Pro Rata Statement of Operations

(1)
This represents the non-owned portion of consolidated joint ventures.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

(3)
The Company uses FFO in addition to net income to report its operating and financial results and considers FFO and FFO-diluted as supplemental measures for the real estate industry and a supplement to Generally Accepted Accounting Principles ("GAAP") measures. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from extraordinary items and sales of depreciated operating properties, plus real estate related depreciation and amortization, impairment write-downs of real estate and write-downs of investments in an affiliate where the write-downs have been driven by a decrease in the value of real estate held by the affiliate and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis.

  FFO and FFO on a diluted basis are useful to investors in comparing operating and financial results between periods. This is especially true since FFO excludes real estate depreciation and amortization, as the Company believes real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. The Company believes that such a presentation also provides investors with a more meaningful measure of its operating results in comparison to the operating results of other REITs. FFO on a diluted basis is a measure investors find most useful in measuring the dilutive impact of outstanding convertible securities. The Company believes that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income (loss) as defined by GAAP, and is not indicative of cash available to fund all cash flow needs. The Company also cautions that FFO, as presented, may not be comparable to similarly titled measures reported by other REITs.

  Management compensates for the limitations of FFO by providing investors with financial statements prepared according to GAAP, along with a detailed discussion of FFO and a reconciliation of FFO and FFO-diluted to net income attributable to the Company. Management believes that to further understand the Company's performance, FFO should be compared with the Company's reported net income and considered in addition to cash flows in accordance with GAAP, as presented in the Company's consolidated financial statements.

 THE MACERICH COMPANY

UNAUDITED PRO RATA BALANCE SHEET

(Dollars in thousands)

	As of March 31, 2014
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
ASSETS:
Property, net(3)	$7,553,979	$(481,282)	$7,072,697	$2,174,444	$9,247,141
Cash and cash equivalents	64,926	(13,639)	51,287	42,233	93,520
Restricted cash	15,808	(497)	15,311	7,099	22,410
Tenant and other receivables, net	100,838	(27,333)	73,505	28,938	102,443
Deferred charges and other assets, net	516,277	(13,950)	502,327	60,071	562,398
Loans to unconsolidated joint ventures	3,374	—	3,374	—	3,374
Due from affiliates	28,559	319	28,878	(1,576)	27,302
Investments in unconsolidated joint ventures	724,630	—	724,630	(724,630)	—

Total assets	$9,008,391	$(536,382)	$8,472,009	$1,586,579	$10,058,588

LIABILITIES AND EQUITY:
Mortgage notes payable	$4,384,000	$(294,242)	$4,089,758	$1,744,437	$5,834,195
Bank and other notes payable	227,132	(6,066)	221,066	—	221,066
Accounts payable and accrued expenses	89,146	(6,386)	82,760	30,755	113,515
Other accrued liabilities	312,188	(29,433)	282,755	65,968	348,723
Distributions in excess of investment in unconsolidated joint ventures	254,581	—	254,581	(254,581)	—
Co-venture obligation	78,224	(78,224)	—	—	—

Total liabilities	5,345,271	(414,351)	4,930,920	1,586,579	6,517,499

Commitments and contingencies
Equity:
Stockholders' equity:
Common stock	1,409	—	1,409	—	1,409
Additional paid-in capital	3,920,704	—	3,920,704	—	3,920,704
Accumulated deficit	(618,277)	—	(618,277)	—	(618,277)

Total stockholders' equity	3,303,836	—	3,303,836	—	3,303,836
Noncontrolling interests	359,284	(122,031)	237,253	—	237,253

Total equity	3,663,120	(122,031)	3,541,089	—	3,541,089

Total liabilities and equity	$9,008,391	$(536,382)	$8,472,009	$1,586,579	$10,058,588

(1)
This represents the non-owned portion of the consolidated joint ventures.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

(3)
Includes construction in progress of $234,401 from the Company's consolidated share and $227,602 from its pro rata share of unconsolidated joint ventures.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental FFO Information(a)

	As of March 31,
	2014	2013
	dollars in millions
Straight line rent receivable	$70.5	$68.2

	For the Three Months Ended March 31,
	2014	2013
	dollars in millions
Lease termination fees	$2.4	$1.4
Straight line rental income	$1.1	$1.2
Gain on sales of undepreciated assets	$—	$2.2
Amortization of acquired above- and below-market leases	$1.8	$2.4
Amortization of debt premiums	$1.3	$2.5
Interest capitalized	$4.9	$4.8

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Three Months Ended 3/31/14	For the Three Months Ended 3/31/13	Year Ended 12/31/13	Year Ended 12/31/12
	dollars in millions
Consolidated Centers
Acquisitions of property and equipment	$4.8	$504.7	$591.6	$1,313.1
Development, redevelopment, expansions and renovations of Centers	21.9	40.9	164.4	158.5
Tenant allowances	4.7	3.5	20.9	18.1
Deferred leasing charges	6.0	8.9	23.9	23.5

Total	$37.4	$558.0	$800.8	$1,513.2

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$0.3	$1.4	$8.2	$5.1
Development, redevelopment, expansions and renovations of Centers	38.1	16.8	118.8	79.6
Tenant allowances	0.7	1.8	8.1	6.4
Deferred leasing charges	0.8	0.9	3.3	4.2

Total	$39.9	$20.9	$138.4	$95.3

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Regional Shopping Center Portfolio

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
03/31/2014	$492	$709	$565
03/31/2013	$481	$643	$535
12/31/2013	$488	$717	$562
12/31/2012	$463	$629	$517
12/31/2011	$417	$597	$489
12/31/2010	$392	$468	$433

(a)
Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional shopping centers. Sales per square foot exclude Centers under development and redevelopment.

Sales Per Square Foot

The Macerich Company
Sales Per Square Foot by Property Ranking (Unaudited)

										Outstanding Debt @ Pro Rata ($ in thousands) 3/31/2014 (e)
		Sales Per Square Foot			Occupancy			Cost of Occupancy for the Trailing 12 Months Ended 3/31/2014 (c)
									% of Portfolio 2014 Forecast Pro Rata NOI (d)
Count	Properties	3/31/2014 (a)	12/31/2013 (a)	3/31/2013 (a)	3/31/2014 (b)	12/31/2013 (b)	3/31/2013 (b)

	Group 1: Top 10
1	Washington Square	$1,050	$1,090	$962	91.9%	92.2%	90.2%			118,301
2	Queens Center	$1,054	$1,038	$1,016	96.5%	98.8%	95.5%			306,000
3	Biltmore Fashion Park	$940	$927	$909	89.5%	90.0%	88.1%			28,899
4	North Bridge, The Shops at	$905	$906	$907	98.1%	97.3%	89.7%			97,311
5	Corte Madera, Village at	$907	$902	$877	97.9%	97.8%	98.3%			38,160
6	Tysons Corner Center	$822	$824	$815	96.2%	98.2%	96.4%			421,360
7	Santa Monica Place	$743	$734	$741	90.5%	90.5%	90.9%			234,160
8	Broadway Plaza(f)	n/a	$726	$678	n/a	87.1%	94.6%			69,180
9	Tucson La Encantada	$702	$694	$697	92.8%	92.2%	88.5%			72,533
10	Scottsdale Fashion Square	$692	$694	$626	95.4%	94.5%	95.6%			257,571

	Total Top 10:	$858	$855	$815	94.9%	95.0%	93.6%	13.7%	22.8%	1,643,475

	Group 2: Top 11-20
11	Fashion Outlets of Chicago(g)	n/a	n/a	n/a	95.4%	95.4%	n/a			63,220
12	Kings Plaza Shopping Center	$653	$675	$700	93.4%	95.9%	91.8%			488,075
13	Los Cerritos Center	$666	$674	$684	96.1%	97.3%	95.5%			97,564
14	Arrowhead Towne Center	$650	$649	$661	94.2%	96.8%	95.2%			234,214
15	Kierland Commons	$637	$637	$641	97.2%	97.2%	95.6%			67,500
16	Danbury Fair Mall	$626	$636	$633	98.6%	96.6%	96.0%			232,842
17	Freehold Raceway Mall	$598	$619	$632	98.8%	98.5%	95.0%			116,355
18	Twenty Ninth Street	$613	$613	$602	98.4%	95.7%	96.0%			—
19	Fresno Fashion Fair	$604	$609	$637	95.8%	96.8%	96.3%			158,150
20	Vintage Faire Mall	$587	$594	$588	99.9%	99.3%	99.9%			98,729

	Total Top 11-20:	$624	$632	$640	97.0%	97.0%	95.6%	13.1%	27.7%	1,556,649

The Macerich Company
Sales Per Square Foot by Property Ranking (Unaudited)

										Outstanding Debt @ Pro Rata ($ in thousands) 3/31/2014 (e)
		Sales Per Square Foot			Occupancy			Cost of Occupancy for the Trailing 12 Months Ended 3/31/2014 (c)
									% of Portfolio 2014 Forecast Pro Rata NOI (d)
Count	Properties	3/31/2014 (a)	12/31/2013 (a)	3/31/2013 (a)	3/31/2014 (b)	12/31/2013 (b)	3/31/2013 (b)
	Group 3: Top 21-30
21	Chandler Fashion Center	$581	$567	$586	92.2%	97.5%	96.3%			100,200
22	Green Acres Mall	$556	$541	$542	93.8%	93.4%	91.8%			318,249
23	Fashion Outlets of Niagara Falls USA(f)	n/a	$532	$576	n/a	94.6%	94.1%			123,352
24	West Acres	$515	$527	$537	99.8%	99.8%	98.6%			11,254
25	FlatIron Crossing	$524	$525	$531	95.2%	93.7%	95.2%			266,397
26	Stonewood Center	$535	$522	$504	96.9%	96.1%	97.2%			53,791
27	Victor Valley, Mall of	$504	$509	$479	96.7%	97.0%	93.8%			90,000
28	Deptford Mall	$510	$505	$502	96.1%	96.7%	97.9%			215,140
29	Oaks, The	$500	$502	$512	98.3%	97.2%	95.1%			213,244
30	SanTan Village Regional Center	$493	$495	$486	96.3%	96.7%	96.5%			115,380

	Total Top 21-30:	$525	$524	$531	95.8%	95.9%	95.2%	13.4%	22.6%	1,507,007

	Group 4: Top 31-40
31	Valley River Center	$467	$478	$503	96.3%	98.2%	96.4%			120,000
32	South Plains Mall	$460	$468	$479	89.2%	88.3%	89.5%			72,449
33	Lakewood Center	$431	$430	$417	96.2%	97.5%	93.9%			127,500
34	Inland Center	$420	$417	$405	98.2%	97.9%	94.4%			25,000
35	Pacific View	$398	$405	$422	96.5%	98.7%	97.8%			135,186
36	Northgate Mall	$394	$396	$391	97.9%	97.9%	95.9%			64,000
37	La Cumbre Plaza	$391	$396	$403	88.3%	86.4%	80.8%			—
38	Eastland Mall	$383	$395	$411	97.7%	98.8%	97.6%			168,000
39	South Towne Center	$350	$352	$372	96.4%	88.9%	88.7%			—
40	Westside Pavilion	$343	$348	$365	95.6%	94.7%	95.9%			151,524

	Total Top 31-40:	$406	$410	$418	95.5%	95.1%	93.6%	14.7%	15.9%	863,659

	Total Top 40:	$604	$607	$603	95.9%	95.8%	94.6%	13.6%	89.0%	5,570,790

The Macerich Company
Sales Per Square Foot by Property Ranking (Unaudited)

										Outstanding Debt @ Pro Rata ($ in thousands) 3/31/2014 (e)
		Sales Per Square Foot			Occupancy			Cost of Occupancy for the Trailing 12 Months Ended 3/31/2014 (c)
									% of Portfolio 2014 Forecast Pro Rata NOI (d)
Count	Properties	3/31/2014 (a)	12/31/2013 (a)	3/31/2013 (a)	3/31/2014 (b)	12/31/2013 (b)	3/31/2013 (b)

	Group 5: 41-52
41	Superstition Springs Center	$344	$345	$335	93.7%	96.9%	91.5%			68,316
42	Towne Mall	$323	$331	$342	87.4%	86.4%	87.2%			22,897
43	Capitola Mall	$322	$326	$331	83.0%	85.3%	78.9%			—
44	NorthPark Mall	$312	$313	$309	92.7%	91.6%	93.5%			—
45	Flagstaff Mall	$312	$310	$302	74.4%	78.8%	84.9%			37,000
46	Cascade Mall	$302	$298	$306	91.6%	91.5%	90.8%			—
47	Wilton Mall	$293	$296	$311	90.5%	90.7%	93.9%			—
48	Valley Mall	$279	$286	$282	93.3%	95.4%	94.0%			41,955
49	Desert Sky Mall	$271	$270	$262	93.4%	89.2%	95.0%			—
50	Great Northern Mall	$242	$247	$256	93.5%	95.5%	94.2%			35,235
51	SouthPark Mall(f)	n/a	$228	$248	n/a	79.4%	84.2%			—
52	Paradise Valley Mall(f)	n/a	n/a	n/a	n/a	n/a	n/a			—

	Total 41-52:	$301	$295	$298	90.9%	90.1%	90.8%	12.9%	7.8%	205,403

	Total Regional Shopping Centers	$565	$565	$560	95.1%	94.9%	94.0%	13.5%	96.8%	5,776,193

	Total Community / Power Centers								2.8%	56,365

	Other Non-mall Assets								0.4%	1,637

	TOTAL							13.4%	100.0%	5,834,195

The Macerich Company
Sales Per Square Foot by Property Ranking (unaudited)

Count	Properties	Sales Per Square Foot 12/31/2012 (a)	Occupancy 12/31/2012 (b)	% of Portfolio 2012 Pro Rata NOI (h)

	2013 Disposition Centers
1	Chesterfield Towne Center	$361	91.9%
2	Fiesta Mall	$235	86.1%
3	Green Tree Mall	$400	91.2%
4	Kitsap Mall	$383	92.4%
5	Northridge Mall	$342	97.2%
6	Redmond Town Center	$361	89.2%
7	Redmond Town Center-Office	n/a	99.1%
8	Ridgmar Mall	$332	84.6%
9	Rimrock Mall	$424	92.0%
10	Salisbury, Centre at	$311	96.3%

10	Total 2013 Disposition Centers:	$348	92.1%

	2014 Disposition Centers
1	Lake Square Mall	$232	86.4%
2	Rotterdam Square	$232	86.1%
3	Somersville Towne Center	$287	84.7%

3	Total 2014 Disposition Centers:	$244	85.9%

13	TOTAL DISPOSITION CENTERS	$333	91.2%	9.8%

 The Macerich Company

Notes to Sales Per Square Foot by Property Ranking (unaudited)

Footnotes
(a)	Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under. Properties are ranked by Sales per square foot as of December 31, 2013.
(b)	Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.
(c)	Cost of Occupancy represents "Tenant Occupancy Costs" divided by "Tenant Sales". Tenant Occupancy Costs in this calculation are the amounts paid to the Company, including minimum rents, percentage rents and recoverable expenditures, which consist primarily of property operating expenses, real estate taxes and repair and maintenance expenditures.
(d)	The percentage of Portfolio 2014 Forecast Pro Rata Net Operating Income ("NOI") is based on guidance reconfirmed on April 29, 2014. NOI excludes the following items: straight-line rent, above/below market adjustments to minimum rents and termination fee income. It does not reflect REIT expenses and net Management Company expenses. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this column.
(e)	Please see further disclosures for Outstanding Debt at pro rata on pages 26-28.
(f)	These assets are under redevelopment including demolition and reconfiguration of the Centers and tenant spaces, accordingly the Sales per square foot and Occupancy during the periods of redevelopment are not included.
(g)	Fashion Outlets of Chicago opened August 1, 2013 and is included in "Group 2: Top 11 - 20" above based on the Company's expectations for Sales per square foot at this property. See the Company's forward-looking statements disclosure on page 1 for factors that may affect this information.
(h)	The percentage of Portfolio 2012 Pro Rata NOI excludes the following items: straight-line rent, above/below market adjustments to minimum rents and termination fee income. It does not reflect REIT expenses and net Management Company expenses.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy(a)

Regional Shopping Centers: Period Ended	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
03/31/2014	94.8%	96.0%	95.1%
03/31/2013	93.3%	93.7%	93.4%
12/31/2013(b)	93.9%	96.2%	94.6%
12/31/2012	93.4%	94.5%	93.8%

(a)
Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.

(b)
Rotterdam Square, sold January 15, 2014, is excluded at December 31, 2013.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Average Base Rent Per Square Foot(a)

	Average Base Rent PSF(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(c)	Average Base Rent PSF on Leases Expiring(d)
Consolidated Centers
03/31/2014	$45.65	$44.64	$40.56
03/31/2013	$42.34	$44.70	$38.95
12/31/2013	$44.51	$45.06	$40.00
12/31/2012	$40.98	$44.01	$38.00
Unconsolidated Joint Venture Centers
03/31/2014	$62.99	$67.71	$52.13
03/31/2013	$56.91	$57.44	$49.85
12/31/2013	$62.47	$63.44	$48.43
12/31/2012	$55.64	$55.72	$48.74
All Regional Shopping Centers
03/31/2014	$49.21	$49.39	$43.02
03/31/2013	$45.66	$47.60	$41.43
12/31/2013	$48.16	$49.09	$41.88
12/31/2012	$44.29	$46.78	$40.54

(a)
Average base rent per square foot is based on spaces 10,000 square feet and under. All joint venture amounts are included at pro rata. Centers under development and redevelopment are excluded.

(b)
Average base rent per square foot gives effect to the terms of each lease in effect, as of the applicable date, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants. Rotterdam Square, sold January 15, 2014, is excluded at December 31, 2013.

(c)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months.

(d)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent on a cash basis.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

		For Years Ended December 31,
	For the trailing twelve months ended March 31, 2014
		2013(a)	2012
Consolidated Centers
Minimum rents	8.5%	8.4%	8.1%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(b)	4.5%	4.5%	4.2%

Total	13.4%	13.3%	12.7%

		For Years Ended December 31,
	For the trailing twelve months ended March 31, 2014
		2013(a)	2012
Unconsolidated Joint Venture Centers
Minimum rents	8.8%	8.8%	8.9%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(b)	4.1%	4.0%	3.9%

Total	13.3%	13.2%	13.2%

		For Years Ended December 31,
	For the trailing twelve months ended March 31, 2014
		2013(a)	2012
All Centers
Minimum rents	8.7%	8.6%	8.4%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(b)	4.3%	4.3%	4.0%

Total	13.4%	13.3%	12.8%

(a)
Rotterdam Square, sold January 15, 2014, is excluded for the year ended December 31, 2013.

(b)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Percentage of Net Operating Income by State

State	% of Portfolio 2014 Forecast Pro Rata NOI(a)
California	28.0%
Arizona	18.8%
New York	15.8%
New Jersey & Connecticut	9.2%
Illinois, Indiana & Iowa	8.1%
Virginia	5.7%
Colorado	5.5%
Oregon	3.7%
Other(b)	5.2%

Total	100.0%

(a)
The percentage of Portfolio 2014 Forecast Pro Rata NOI is based on guidance reconfirmed on April 29, 2014. NOI excludes the following items: straight-line rent, above/below market adjustments to minimum rents and termination fee income. NOI also does not reflect REIT expenses and net Management Company expenses. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this column.

(b)
"Other" includes Kentucky, North Dakota, Texas, Utah and Washington.

The Macerich Company

Property Listing

March 31, 2014

The following table sets forth certain information regarding the Centers and other locations that are wholly owned or partly owned by the Company.

Count	Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
	CONSOLIDATED CENTERS:
1	100%	Arrowhead Towne Center Glendale, Arizona	1993/2002	2004	1,198,000
2	100%	Capitola Mall(c) Capitola, California	1977/1995	1988	586,000
3	50.1%	Chandler Fashion Center Chandler, Arizona	2001/2002	—	1,323,000
4	100%	Danbury Fair Mall Danbury, Connecticut	1986/2005	2010	1,272,000
5	100%	Deptford Mall Deptford, New Jersey	1975/2006	1990	1,039,000
6	100%	Desert Sky Mall Phoenix, Arizona	1981/2002	2007	891,000
7	100%	Eastland Mall(c) Evansville, Indiana	1978/1998	1996	1,044,000
8	60%	Fashion Outlets of Chicago Rosemont, Illinois	2013/—	—	529,000
9	100%	Flagstaff Mall Flagstaff, Arizona	1979/2002	2007	347,000
10	100%	FlatIron Crossing Broomfield, Colorado	2000/2002	2009	1,435,000
11	50.1%	Freehold Raceway Mall Freehold, New Jersey	1990/2005	2007	1,674,000
12	100%	Fresno Fashion Fair Fresno, California	1970/1996	2006	967,000
13	100%	Great Northern Mall Clay, New York	1988/2005	—	895,000
14	100%	Green Acres Mall(c) Valley Stream, New York	1956/2013	2007	1,790,000
15	100%	Kings Plaza Shopping Center(c) Brooklyn, New York	1971/2012	2002	1,195,000
16	100%	La Cumbre Plaza(c) Santa Barbara, California	1967/2004	1989	494,000
17	100%	Northgate Mall San Rafael, California	1964/1986	2010	720,000
18	100%	NorthPark Mall Davenport, Iowa	1973/1998	2001	1,050,000
19	100%	Oaks, The Thousand Oaks, California	1978/2002	2009	1,140,000
20	100%	Pacific View Ventura, California	1965/1996	2001	1,021,000
21	100%	Santa Monica Place Santa Monica, California	1980/1999	2010	475,000
22	84.9%	SanTan Village Regional Center Gilbert, Arizona	2007/—	2009	1,006,000
23	100%	South Plains Mall Lubbock, Texas	1972/1998	1995	1,129,000
24	100%	South Towne Center Sandy, Utah	1987/1997	1997	1,278,000

The Macerich Company

Property Listing

March 31, 2014

Count	Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
25	100%	Superstition Springs Center Mesa, Arizona	1990/2002	2002	1,082,000
26	100%	Towne Mall Elizabethtown, Kentucky	1985/2005	1989	350,000
27	100%	Tucson La Encantada Tucson, Arizona	2002/2002	2005	243,000
28	100%	Twenty Ninth Street(c) Boulder, Colorado	1963/1979	2007	852,000
29	100%	Valley Mall Harrisonburg, Virginia	1978/1998	1992	504,000
30	100%	Valley River Center Eugene, Oregon	1969/2006	2007	925,000
31	100%	Victor Valley, Mall of Victorville, California	1986/2004	2012	580,000
32	100%	Vintage Faire Mall Modesto, California	1977/1996	2008	1,126,000
33	100%	Westside Pavilion Los Angeles, California	1985/1998	2007	755,000
34	100%	Wilton Mall Saratoga Springs, New York	1990/2005	1998	735,000

		Total Consolidated Centers			31,650,000

UNCONSOLIDATED JOINT VENTURE CENTERS:
35	50%	Biltmore Fashion Park Phoenix, Arizona	1963/2003	2006	525,000
36	51%	Cascade Mall Burlington, Washington	1989/1999	1998	592,000
37	50.1%	Corte Madera, Village at Corte Madera, California	1985/1998	2005	441,000
38	50%	Inland Center(c) San Bernardino, California	1966/2004	2004	933,000
39	50%	Kierland Commons Scottsdale, Arizona	1999/2005	2003	434,000
40	51%	Lakewood Center Lakewood, California	1953/1975	2008	2,066,000
41	51%	Los Cerritos Center Cerritos, California	1971/1999	2010	1,260,000
42	50%	North Bridge, The Shops at(c) Chicago, Illinois	1998/2008	—	671,000
43	51%	Queens Center(c) Queens, New York	1973/1995	2004	971,000
44	50%	Scottsdale Fashion Square Scottsdale, Arizona	1961/2002	2009	1,723,000
45	51%	Stonewood Center(c) Downey, California	1953/1997	1991	932,000
46	50%	Tysons Corner Center(c) McLean, Virginia	1968/2005	2005	1,956,000
47	51%	Washington Square Portland, Oregon	1974/1999	2005	1,440,000
48	19%	West Acres Fargo, North Dakota	1972/1986	2001	972,000

		Total Unconsolidated Joint Venture Centers			14,916,000

The Macerich Company

Property Listing

March 31, 2014

Count	Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
REGIONAL SHOPPING CENTERS UNDER REDEVELOPMENT:
49	50%	Broadway Plaza(c)(d) Walnut Creek, California	1951/1985	1994	776,000
50	100%	Fashion Outlets of Niagara Falls USA(e) Niagara Falls, New York	1982/2011	2009	526,000
51	100%	Paradise Valley Mall(e) Phoenix, Arizona	1979/2002	2009	1,145,000
52	100%	SouthPark Mall(e) Moline, Illinois	1974/1998	1990	811,000

		Total Regional Shopping Centers			49,824,000

COMMUNITY / POWER CENTERS:
1	50%	Atlas Park, The Shops at(d) Queens, New York	2006/2011	2013	327,000
2	50%	Boulevard Shops(d) Chandler, Arizona	2001/2002	2004	185,000
3	67.5%	Camelback Colonnade(e) Phoenix, Arizona	1961/2002	1994	619,000
4	39.7%	Estrella Falls, The Market at(d) Goodyear, Arizona	2009/—	2009	242,000
5	100%	Panorama Mall(e) Panorama, California	1955/1979	2005	312,000
6	89.4%	Promenade at Casa Grande(e) Casa Grande, Arizona	2007/—	2009	909,000
7	100%	Southridge Center(e) Des Moines, Iowa	1975/1998	2013	809,000
8	100%	Superstition Springs Power Center(e) Mesa, Arizona	1990/2002	—	206,000
9	100%	The Marketplace at Flagstaff Mall(c)(e) Flagstaff, Arizona	2007/—	—	268,000

		Total Community / Power Centers			3,877,000

OTHER ASSETS:
	100%	Various(e)(f)			897,000
	100%	500 North Michigan Avenue(e) Chicago, Illinois			323,000
	50%	Atlas Park, The Shops at-Office(d) Queens, New York			49,000
	100%	Paradise Village Ground Leases(e) Phoenix, Arizona			58,000
	100%	Paradise Village Office Park II(e) Phoenix, Arizona			46,000
	50%	Scottsdale Fashion Square-Office(d) Scottsdale, Arizona			124,000
	50%	Tysons Corner Center-Office(c)(d) McLean, Virginia			173,000
	30%	Wilshire Boulevard(d) Santa Monica, California			40,000

		Total Other Assets			1,710,000

		Grand Total at March 31, 2014			55,411,000

The Macerich Company

Property Listing

March 31, 2014

(a)
The Company's ownership interest in this table reflects its legal ownership interest. See footnotes (a) and (b) on pages 24-25 regarding the legal versus economic ownership of joint venture entities.

(b)
Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of March 31, 2014.

(c)
Portions of the land on which the Center is situated are subject to one or more long-term ground leases. With respect to 48 Centers, the underlying land controlled by the Company is owned in fee entirely by the Company, or, in the case of jointly-owned Centers, by the joint venture property partnership or limited liability company.

(d)
Included in Unconsolidated Joint Venture Centers.

(e)
Included in Consolidated Centers.

(f)
The Company owns a portfolio of 14 stores located at shopping centers not owned by the Company. Of these 14 stores, four have been leased to Forever 21, one has been leased to Kohl's, one has been leased to Burlington Coat Factory, and eight have been leased for non-Anchor usage. With respect to nine of the 14 stores, the underlying land is owned in fee entirely by the Company. With respect to the remaining five stores, the underlying land is owned by third parties and leased to the Company pursuant to long-term building or ground leases.

 Joint Venture List

        The following table sets forth certain information regarding the Centers and other operating properties that are not wholly-owned by the Company. This list of properties includes unconsolidated joint ventures, consolidated joint ventures, and co-venture arrangements. The percentages shown are the effective legal ownership and economic ownership interests of the Company as of March 31, 2014.

Properties	3/31/2014 Legal Ownership(a)	3/31/2014 Economic Ownership(b)	Joint Venture	3/31/2014 Total GLA(c)
Atlas Park, The Shops at	50%	50%	WMAP, L.L.C.	327,000
Atlas Park, The Shops at-Office	50%	50%	WMAP, L.L.C.	49,000
Biltmore Fashion Park	50%	50%	Biltmore Shopping Center Partners LLC	525,000
Boulevard Shops	50%	50%	Propcor II Associates, LLC	185,000
Broadway Plaza	50%	50%	Macerich Northwestern Associates	776,000
Camelback Colonnade(d)	67.5%	67.5%	Camelback Colonnade Associates LLC	619,000
Cascade Mall	51%	51%	Pacific Premier Retail LP	592,000
Chandler Fashion Center(e)	50.1%	50.1%	Freehold Chandler Holdings LP	1,323,000
Corte Madera, Village at	50.1%	50.1%	Corte Madera Village, LLC	441,000
Estrella Falls, The Market at(f)	39.7%	39.7%	The Market at Estrella Falls LLC	242,000
Fashion Outlets of Chicago(g)	60%	60%	Fashion Outlets of Chicago LLC	529,000
Freehold Raceway Mall(e)	50.1%	50.1%	Freehold Chandler Holdings LP	1,674,000
Inland Center	50%	50%	WM Inland LP	933,000
Kierland Commons	50%	50%	Kierland Commons Investment LLC	434,000
Lakewood Center	51%	51%	Pacific Premier Retail LP	2,066,000
Los Cerritos Center	51%	51%	Pacific Premier Retail LP	1,260,000
North Bridge, The Shops at	50%	50%	North Bridge Chicago LLC	671,000
Promenade at Casa Grande(h)	89.4%	89.4%	WP Casa Grande Retail LLC	909,000
Queens Center	51%	51%	Queens JV LP	971,000
SanTan Village Regional Center	84.9%	84.9%	Westcor SanTan Village LLC	1,006,000
Scottsdale Fashion Square	50%	50%	Scottsdale Fashion Square Partnership	1,723,000
Scottsdale Fashion Square-Office	50%	50%	Scottsdale Fashion Square Partnership	124,000
Stonewood Center	51%	51%	Pacific Premier Retail LP	932,000
Tysons Corner Center	50%	50%	Tysons Corner LLC	1,956,000
Tysons Corner Center-Office	50%	50%	Tysons Corner Property LLC	173,000
Washington Square	51%	51%	Pacific Premier Retail LP	1,440,000
West Acres	19%	19%	West Acres Development, LLP	972,000
Wilshire Boulevard	30%	30%	Wilshire Building—Tenants in Common	40,000

(a)
This column reflects the Company's legal ownership in the listed properties as of March 31, 2014.
Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests. Substantially all of the Company's joint venture agreements contain rights of first refusal, buy-sell provisions, exit rights, default dilution remedies and/or other break up provisions or remedies which are customary in real estate joint venture agreements and which may, positively or negatively, affect the ultimate realization of cash flow and/or capital or liquidation proceeds.

(b)
Economic ownership represents the allocation of cash flow to the Company as of March 31, 2014, except as noted below. In cases where the Company receives a current cash distribution greater than its legal ownership percentage due to a capital account greater than its legal ownership percentage, only the legal ownership percentage is shown in this column. The Company's economic ownership of these properties may fluctuate based on a number of factors, including mortgage refinancings, partnership capital contributions and distributions, and proceeds and gains or losses from asset sales, and the matters set forth in the preceding paragraph.

(c)
Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of March 31, 2014.

(d)
Cash flow from operations is distributed 67.5% to the Company and 32.5% to the third-party members. Distributions from capital event proceeds are also made at these percentages such that the members receive a defined return of and return on agreed capital. Thereafter any excess capital event proceeds are distributed 52.5% to the Company and 47.5% to the third-party members.

(e)
The joint venture entity was formed in September 2009. Upon liquidation of the partnership, distributions are made in the following order: to the third-party partner until it receives a 13% internal rate of return on its aggregate unreturned capital contributions; to the Company until it receives a 13% internal rate of return on its aggregate unreturned capital contributions; and, thereafter, 35% to the third-party partner and 65% to the Company.

(f)
Columns 1 and 2 reflect the Company's indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the "MW Joint Venture") which, in turn, is a member in the joint venture that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members' relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members' relative legal ownership percentages. In addition, the Company has executed a joint and several guaranty of the mortgage for the property with its third-party partner. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

(g)
After the third anniversary of substantial completion of the development, the Company in its sole discretion may elect to purchase the interest of the other member based on a net operating income formula using a 6.5% capitalization rate, less any unpaid debt on the property. In addition, the Company has executed a guaranty of the mortgage for the property. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

(h)
Columns 1 and 2 reflect the Company's total direct and indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the "MW Joint Venture") which, in turn, is a member in the joint venture that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members' relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members' relative legal ownership percentages.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of March 31, 2014
	Fixed Rate	Floating Rate	Total
	dollars in thousands
Consolidated debt	$3,810,288	$500,536	$4,310,824
Unconsolidated debt	1,628,528	115,909	1,744,437

Total debt	$5,438,816	$616,445	$6,055,261
Weighted average interest rate	4.36%	2.49%	4.17%
Weighted average maturity (years)			5.6

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of March 31, 2014
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Great Northern Mall	01/01/15	6.54%	$35,235	$—	$35,235
South Plains Mall	04/11/15	4.78%	72,449	—	72,449
Fresno Fashion Fair	08/01/15	6.76%	158,150	—	158,150
Camelback Colonnade(b)	10/12/15	2.16%	32,956	—	32,956
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
Vintage Faire Mall	11/05/15	5.81%	98,729	—	98,729
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Prasada(c)	03/29/16	5.25%	6,066	—	6,066
Eastland Mall	06/01/16	5.79%	168,000	—	168,000
Valley Mall	06/01/16	5.85%	41,955	—	41,955
Deptford Mall	06/01/16	6.46%	14,482	—	14,482
Freehold Raceway Mall(d)	01/01/18	4.20%	116,355	—	116,355
Santa Monica Place	01/03/18	2.99%	234,160	—	234,160
Arrowhead Towne Center	10/05/18	2.76%	234,214	—	234,214
SanTan Village Regional Center(e)	06/01/19	3.14%	115,380	—	115,380
Chandler Fashion Center(d)	07/01/19	3.77%	100,200	—	100,200
Kings Plaza Shopping Center	12/03/19	3.67%	488,075	—	488,075
Danbury Fair Mall	10/01/20	5.53%	232,842	—	232,842
Fashion Outlets of Niagara Falls USA	10/06/20	4.89%	123,352	—	123,352
FlatIron Crossing	01/05/21	3.90%	266,397	—	266,397
Green Acres Mall	02/03/21	3.61%	318,249	—	318,249
Tucson La Encantada	03/01/22	4.23%	72,533	—	72,533
Pacific View	04/01/22	4.08%	135,186	—	135,186
Oaks, The	06/05/22	4.14%	213,244	—	213,244
Westside Pavilion	10/01/22	4.49%	151,524	—	151,524
Towne Mall	11/01/22	4.48%	22,897	—	22,897
Deptford Mall	04/03/23	3.76%	200,658	—	200,658

Total Fixed Rate Debt for Consolidated Assets		4.26%	$3,810,288	$—	$3,810,288

Victor Valley, Mall of	11/06/14	2.72%	$—	$90,000	$90,000
Superstition Springs Center	10/28/16	1.98%	—	68,316	68,316
Northgate Mall	03/01/17	3.03%	—	64,000	64,000
Fashion Outlets of Chicago(f)(g)	03/05/17	2.95%	—	63,220	63,220
The Macerich Partnership, L.P.—Line of Credit	08/06/18	1.83%	—	90,000	90,000
The Macerich Partnership, L.P.—Term Loan	12/08/18	2.50%	—	125,000	125,000

Total Floating Rate Debt for Consolidated Assets		2.47%	$—	$500,536	$500,536

Total Debt for Consolidated Assets		4.05%	$3,810,288	$500,536	$4,310,824

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of March 31, 2014
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
Biltmore Fashion Park (50%)	10/01/14	8.25%	$28,899	$—	$28,899
Lakewood Center (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	69,180	—	69,180
Washington Square (51%)	01/01/16	6.04%	118,301	—	118,301
North Bridge, The Shops at (50%)	06/15/16	7.52%	97,311	—	97,311
West Acres (19%)	10/01/16	6.41%	11,254	—	11,254
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	38,160	—	38,160
Stonewood Center (51%)	11/01/17	4.67%	53,791	—	53,791
Los Cerritos Center (51%)	07/01/18	4.50%	97,564	—	97,564
Scottsdale Fashion Square (50%)	04/03/23	3.02%	257,571	—	257,571
Tysons Corner Center (50%)	01/01/24	4.13%	421,360	—	421,360
Queens Center (51%)	01/01/25	3.65%	306,000	—	306,000
Wilshire Boulevard (30%)	01/01/33	6.35%	1,637	—	1,637

Total Fixed Rate Debt for Unconsolidated Assets		4.60%	$1,628,528	$—	$1,628,528

Estrella Falls, The Market at (39.71%)	06/01/15	3.11%	$—	$13,319	$13,319
Inland Center (50%)	04/01/16	3.40%	—	25,000	25,000
Kierland Commons (50%)(g)	01/02/18	2.25%	—	67,500	67,500
Boulevard Shops (50%)(g)	12/16/18	2.04%	—	10,090	10,090

Total Floating Rate Debt for Unconsolidated Assets		2.58%	$—	$115,909	$115,909

Total Debt for Unconsolidated Assets		4.46%	$1,628,528	$115,909	$1,744,437

Total Debt		4.17%	$5,438,816	$616,445	$6,055,261

Percentage to Total			89.82%	10.18%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 67.5%.

(c)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.0%.

(d)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.

(e)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

(f)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 60.0%.

(g)
The maturity date assumes that all such extension options are fully exercised and that the Company and/or its affiliates do not opt to refinance the debt prior to these dates.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Forecast
(Dollars in millions)
as of March 31, 2014

In-Process Developments and Redevelopments:

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 3/31/2014	Expected Delivery(a)	Stabilized Yield(a)(b)(c)

Fashion Outlets of Niagara Falls USA Niagara Falls, NY	Expansion of existing outlet center—Adding 175,000 square feet of new space to existing 526,000 square foot center	$77	100%	$77	$26	4Q14 - 1Q15	10%
Tysons Corner Center McLean, VA	Mixed-use expansion/densification—Constructing office (500,000 square feet), multifamily (430 units) and hotel (300-room Hyatt Regency) components immediately adjacent to Tysons Corner Center, all of which will be served by the expanded METRO line (opening Summer-14) and tied together by a 1.5-acre plaza	* Office: $228 * Hotel: $136 * Multifamily: $160	50%	* Office: $114 * Hotel: $68 * Multifamily: $80	* Office: $71 * Hotel: $33 * Multifamily: $47	* Office: 3Q14 * Hotel: 1Q15 * Multifamily: 1Q15	8%

		Total: $524		Total: $262	Total: $151
Broadway Plaza Walnut Creek, CA	Expansion of existing open air center adding 235,000 sf (net) of new shop space to existing 776,000 sf center which is currently anchored by Nordstrom, Neiman Marcus and Macy's. New space created by construction of a more efficient parking structure and the consolidation of stand-alone Macy's Men's Store into a single larger Macy's box. Phase I encompasses demolition of 80,000 sf of existing retail space and construction of 240,000 sf of new retail space for a net increase of 160,000 sf. Phase 2 involves demolition of the existing Macy's Men's building and construction of 75,000 sf of new retail space for a total increase of 235,000 sf of small stores.	* Phase 1 : $240 * Phase 2 : $30	50%	* Phase 1 : $120 * Phase 2 : $15	* Phase 1 : $14 * Phase 2 : $0	* 25% 4Q15 * 50% 2Q16 * 25% 2Q17	9%

		Total: $270		Total: $135	Total: $14
Santa Monica Place Santa Monica, CA	Movie theater addition—Adding a 48,000 square foot state-of-art, 12-screen ArcLight Cinemas to the third level/Dining Deck	$27	100%	$27	$2	3Q15	8%

Total In-Process		$898		$501	$193

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Forecast
(Dollars in millions)
as of March 31, 2014

Shadow Pipeline of Developments and Redevelopments(d):

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 3/31/2014	Expected Delivery(a)	Stabilized Yield(a)(b)(c)

Estrella Falls Mall Goodyear, AZ	Ground up—850,000 square foot regional shopping center development	$200 - $230	86.6%	$173 - $199	$33	2017 - 2019	TBD
Green Acres Mall Valley Stream, NY	Big box addition of 340,000 square feet	$115 - $120	100%	$115 - $120	$23	Fall 2016	10%
Kings Plaza Shopping Center Brooklyn, NY	Major remerchandising and redemising	$90 - $100	100%	$90 - $100	$4	2016	8% - 9%
Los Cerritos Center Cerritos, CA	200,000 square foot redevelopment, including a Dick's Sporting Goods and a theater	$50 - $60	51%	$25 - $30	$0	November 2015	8%
500 N. Michigan Ave (contiguous to The Shops at North Bridge) Chicago, IL	25,000 square foot redevelopment/street retail	$15 - $20	100%	$15 - $20	$2	2015 - 2016	10% - 12%
Paradise Valley Mall Phoenix, AZ	Redevelopment (size TBD), including a theater	TBD	100%	TBD	$0	2015 - 2017	TBD
Scottsdale Fashion Square Scottsdale, AZ	135,000 square foot redevelopment, including a Dick's Sporting Goods and a theater	$30 - $35	50%	$15 - $18	$0	April 2015	10%

Total Shadow		$500 - $565		$433 - $487	$62

(a)
Much of this information is estimated and may change from time to time. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this table.

(b)
This excludes GAAP allocations of non-cash and indirect costs.

(c)
Stabilized Yield is calculated based on stabilized income after development divided by project direct costs excluding GAAP allocations of non-cash and indirect costs.

(d)
This section includes potential developments or redevelopments that the Company is considering. The scope of these projects may change. Stabilized Yields are expected to be 8% to 12%. There is no certainty that the Company will develop any or all of these potential projects.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Top Ten Tenants

The following retailers (including their subsidiaries) represent the 10 largest rent payers in the Centers based upon total rents in place as of December 31, 2013. Rotterdam Square, sold January 15, 2014, is excluded from the table below:

Parent Entity	Primary DBA's	Number of Locations in the Portfolio	% of Total Rents(1)
L Brands	Victoria's Secret, Bath and Body Works, PINK	100	2.6%
Forever 21, Inc.	Forever 21, XXI Forever, For Love 21	39	2.4%
Gap, Inc., The	Athleta, Banana Republic, The Gap, Gap Kids, Old Navy and others	64	2.3%
Foot Locker, Inc.	Champs Sports, Foot Locker, Kids Foot Locker, Lady Foot Locker, Nike Yardline, Foot Action USA, House of Hoops	100	1.8%
Dick's Sporting Goods, Inc.	Dick's Sporting Goods	12	1.3%
Sears Holdings Corporation	Sears	30	1.3%
Abercrombie & Fitch Co.	Abercrombie & Fitch, Hollister and others	48	1.2%
Luxottica Group S.P.A.	Ilori, LensCrafters, Oakley, Optical Shop of Aspen, Sunglass Hut and others	105	1.2%
Best Buy Co., Inc.	Best Buy, Best Buy Mobile	26	1.1%
Nordstrom, Inc.	Nordstrom, Last Chance, Nordstrom Rack, Nordstrom Spa, Nordstrom Espresso Bar	16	1.1%

(1)
Total rents include minimum rents and percentage rents

 The Macerich Company

Corporate Information

Stock Exchange Listing

New York Stock Exchange
Symbol: MAC

        The following table shows high and low sales prices per share of common stock during each quarter in 2014, 2013 and 2012 and dividends per share of common stock declared and paid by quarter:

	Market Quotation per Share		Dividends
Quarter Ended:	High	Low	Declared and Paid
March 31, 2012	$58.08	$49.67	$0.55
June 30, 2012	$62.83	$54.37	$0.55
September 30, 2012	$61.80	$56.02	$0.55
December 31, 2012	$60.03	$54.32	$0.58
March 31, 2013	$64.47	$57.66	$0.58
June 30, 2013	$72.19	$56.68	$0.58
September 30, 2013	$66.12	$55.19	$0.58
December 31, 2013	$60.76	$55.13	$0.62
March 31, 2014	$62.41	$55.21	$0.62

Dividend Reinvestment Plan

        Stockholders may automatically reinvest their dividends in additional common stock of the Company through the Direct Investment Program, which also provides for purchase by voluntary cash contributions. For additional information, please contact Computershare Trust Company, N.A. at 800-567-0169.

Corporate Headquarters The Macerich Company 401 Wilshire Boulevard, Suite 700 Santa Monica, California 90401 310-394-6000 www.macerich.com	Transfer Agent Computershare P.O. Box 30170 College Station, TX 77842-3170 800-567-0169 www.computershare.com

Macerich Website

        For an electronic version of our annual report, our SEC filings and documents relating to Corporate Governance, please visit www.macerich.com.

Investor Relations

Jean Wood Vice President, Investor Relations Phone: 310-899-6366 jean.wood@macerich.com	John Perry Senior Vice President, Investor Relations Phone: 310-899-6345 john.perry@macerich.com

QuickLinks

  Exhibit 99.2
The Macerich Company Supplemental Financial and Operating Information Table of Contents
The Macerich Company Supplemental Financial and Operating Information Overview
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Information and Market Capitalization
The Macerich Company Supplemental Financial and Operating Information (unaudited) Changes in Total Common and Equivalent Shares/Units
THE MACERICH COMPANY UNAUDITED PRO RATA STATEMENT OF OPERATIONS (Dollars in thousands)
The Macerich Company Notes to Unaudited Pro Rata Statement of Operations
THE MACERICH COMPANY UNAUDITED PRO RATA BALANCE SHEET (Dollars in thousands)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Supplemental FFO Information(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Expenditures
The Macerich Company Supplemental Financial and Operating Information (unaudited) Regional Shopping Center Portfolio Sales Per Square Foot(a)
Sales Per Square Foot
The Macerich Company Notes to Sales Per Square Foot by Property Ranking (unaudited)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Occupancy(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Average Base Rent Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Cost of Occupancy
The Macerich Company Percentage of Net Operating Income by State
The Macerich Company Property Listing March 31, 2014
Joint Venture List
The Macerich Company Supplemental Financial and Operating Information (unaudited) Debt Summary (at Company's pro rata share)
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date
The Macerich Company Supplemental Financial and Operating Information (unaudited) Top Ten Tenants
The Macerich Company Corporate Information